EXHIBIT 10.3
Execution Version

FOURTH AMENDED AND RESTATED PLEDGE AGREEMENT
FOURTH AMENDED AND RESTATED PLEDGE AGREEMENT, dated as of December 1, 2017 (as amended, supplemented, restated or otherwise modified from time to time, this “Agreement”), made by CATCHMARK TIMBER OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (the “Borrower”), TIMBERLANDS II, LLC, a Delaware limited liability company (“Timberlands II”), CATCHMARK TIMBER TRS, INC., a Delaware corporation (“CatchMark TRS”), CATCHMARK TRS HARVESTING OPERATIONS, LLC, a Delaware limited liability company (“CatchMark TRS Subsidiary”), CATCHMARK HBU, LLC, a Delaware limited liability company (“CatchMark HBU”), CATCHMARK TEXAS TIMBERLANDS GP, LLC (“CatchMark Texas GP”), a Texas limited liability company, CATCHMARK TEXAS TIMBERLANDS, L.P. (“CatchMark Texas LP”), a Texas limited liability company, CATCHMARK SOUTH CAROLINA TIMBERLANDS, LLC, a South Carolina limited liability company (“CatchMark SC”), CATCHMARK SOUTHERN HOLDINGS II GP, LLC, a Delaware limited liability company (“CatchMark Southern Holdings”), CATCHMARK SOUTHERN TIMBERLANDS II, L.P., a Delaware limited partnership (“CatchMark Southern Timberlands”), CATCHMARK TRS HARVESTING OPERATIONS II, LLC, a Delaware limited liability company (“CatchMark TRS Subsidiary II”), CATCHMARK TRS INVESTMENTS, LLC, a Delaware limited liability company (“CatchMark TRS Member”), CATCHMARK TRS MANAGEMENT, LLC, a Delaware limited liability company (“CatchMark TRS Manager”), CATCHMARK TIMBER TRUST, INC., a Maryland corporation (“CatchMark Timber”), CATCHMARK LP HOLDER, LLC, a Delaware limited liability company (“LP Holder”), and each Additional Grantor that may from time to time become a party hereto (the Borrower, Timberlands II, CatchMark TRS, CatchMark TRS Subsidiary, CatchMark HBU, CatchMark Texas GP, CatchMark Texas LP, CatchMark SC, CatchMark Southern Holdings, CatchMark Southern Timberlands, CatchMark TRS Subsidiary II, CatchMark TRS Member, CatchMark TRS Manager, CatchMark Timber, LP Holder and such Additional Grantors are collectively referred to as the “Grantors” and individually as a “Grantor”), in favor of COBANK, ACB, as administrative agent (in such capacity, the “Administrative Agent”) for the benefit of itself and each other Lender Party. This Agreement amends and restates in its entirety that certain Third Amended and Restated Pledge Agreement, dated as of December 23, 2014 (as amended, supplemented, restated or otherwise modified from time to time, the “Original Pledge Agreement”), by each Grantor party thereto, in favor of the Administrative Agent for the benefit of itself and each other Lender Party.
W I T N E S S E T H:
WHEREAS, pursuant to the Fifth Amended and Restated Credit Agreement, dated as of the date hereof (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the other Loan Parties party thereto from time to time as Guarantors, the various lending institutions as are, or may from time to time become, parties thereto (collectively, the “Lenders”), and the Administrative Agent in its capacity as administrative agent for the Lender Parties, the Lenders have extended Commitments to make Loans to the Borrower;

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WHEREAS, as a condition precedent to the effectiveness of the Credit Agreement, and as a condition to the obligation of each Lender to make Loans to the Borrower and each Issuing Lender to issue Letters of Credit pursuant to the terms of the Credit Agreement, each Grantor is required to execute and deliver this Agreement; and
WHEREAS, each Grantor has duly authorized the execution, delivery and performance of this Agreement;
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Lenders to make the Loans to the Borrower and any Issuing Lender to issue the Letters of Credit pursuant to the Credit Agreement, each Grantor agrees with the Administrative Agent, for its benefit and the benefit of each other Lender Party, to amend and restate the Original Pledge Agreement in its entirety as follows:
ARTICLE I
DEFINITIONS
SECTION 1.1    Certain Terms. The following terms (whether or not underscored) when used in this Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):
“Additional Grantors” is defined in clause (b) of Section 7.2.
“Administrative Agent” is defined in the preamble.
“Agreement” is defined in the preamble.
“Borrower” is defined in the preamble.
“Collateral” is defined in Section 2.1.
“Credit Agreement” is defined in the first recital.
“Equity Interests” means, with respect to any Person, all shares of capital stock, partnership interests, membership interests in a limited liability company or other security or ownership in, participation or equivalent interests (however designated, whether voting or non-voting and whether certificated or uncertificated) of such Person’s equity capital.
“Grantor” and “Grantors” are defined in the preamble.
“Lenders” are defined in the first recital.
“Original Pledge Agreement” is defined in the preamble.
“Pledge Agreement Supplement” is defined in clause (b) of Section 7.2.

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“Pledged Equity Interests” means all Equity Interests pledged by any Grantor as Collateral pursuant to Section 2.1 of this Agreement.
“Proceeds” has the meaning provided for in the U.C.C. and includes (a) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to any Grantor from time to time with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable to any Grantor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority, (c) any recoveries by any Grantor against third parties with respect to any litigation or dispute concerning any of the Collateral including claims arising out of the loss or nonconformity of, interference with the use of, defects in, or infringement of rights in, or damage to, the Collateral, and (d) any and all other amounts, rights to payment or other property acquired upon the Disposition of the Collateral and all rights arising out of the Collateral.
“Secured Obligations” is defined in Section 2.2.
“Securities Act” is defined in Section 6.2.
“Securities Issuer” means any Person that has issued or may issue any Equity Interest in which any Grantor now has or hereafter acquires ownership or other rights therein including those Persons listed on Schedule I attached hereto (as such Schedule may be amended or supplemented from time to time).
“U.C.C.” means the Uniform Commercial Code as in effect from time to time in the State of New York; provided that if, by reason of Law, the validity or perfection or the effect of validity or perfection or non-perfection or the priority of any security interest in any Collateral granted under this Agreement is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, then as to such matters “U.C.C.” shall mean the Uniform Commercial Code as in effect in such other jurisdiction.
SECTION 1.2    Credit Agreement Definitions; Rules of Construction. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement. The rules of construction set forth in Section 1.3 of the Credit Agreement shall be deemed incorporated in this Agreement as if set forth in full herein.
SECTION 1.3    U.C.C. Definitions. Unless otherwise defined herein or the context otherwise requires, terms for which meanings are provided in the U.C.C. are used in this Agreement, including its preamble and recitals, with such meanings.
ARTICLE II
PLEDGE
SECTION 2.1    Grant of Security Interest. Each Grantor hereby pledges, hypothecates, collaterally assigns, charges, mortgages and pledges to the Administrative Agent, for its benefit and the ratable benefit of each of the other Lender Parties, and hereby grants to the

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Administrative Agent, for its benefit and the ratable benefit of each of the other Lender Parties, a security interest in, all of such Grantor’s right, title and interest in and to the following, whether such Grantor now has or hereafter acquires ownership or other rights therein (collectively, the “Collateral”):
(a)    all Equity Interests and all additional Equity Interests;
(b)    all rights, title and interest, no matter how characterized, of any Grantor in any Securities Issuer or under or pursuant to any Organizational Document of any Securities Issuer, including, (i) all rights of such Grantor to receive or demand distributions, cash, instruments and other property and assets from time to time received, receivable, or otherwise distributed, (ii) all rights of such Grantor to terminate any such Organizational Document, (iii) all rights of such Grantor to perform and exercise consensual or voting rights or otherwise exercise control under such Organizational Document or otherwise with respect to such Securities Issuer, (iv) all rights of such Grantor to compel performance and otherwise exercise all remedies under any such Organizational Documents, (v) all rights of any Grantor to participate in the management of or to administer the business and affairs of such Securities Issuer, (vi) all rights of access to the books and records of such Securities Issuer, (vii) all rights related to such Grantor’s capital account or equity, and (viii) all rights of any Grantor for damages arising out of or for breach of or default under any Organizational Document of any Securities Issuer;
(c)    all rights, privileges, authority and powers arising from any Grantor’s ownership of any Equity Interest of any Securities Issuer or from any Grantor’s status as a shareholder, owner, member or partner of any Securities Issuer;
(d)     (i) all certificates, instruments or entries upon the books of any Grantor, Securities Issuer or financial intermediary, in each case, evidencing a shareholdership, ownership, partnership or membership interest in any Securities Issuer or its assets and (ii) all books and records, documents and other information (tangible or electronic) evidencing or relating to any of the Collateral;
(e)    all rights to acquire Equity Interests of any Securities Issuer, including subscription rights, preemptive rights, conversion rights, options, warrants and analogous rights;
(f)    all other rights, powers, privileges, authorities, interests, payments, claims and other property in any manner arising out of or relating to any of the foregoing listed in clauses (a) through (e), of whatever kind or character (including any tangible or intangible property or interests therein) and whether provided by contract or granted or available under Law in connection therewith;
(g)    all Proceeds of any and all of the foregoing Collateral;
provided, however, that the Equity Interests of any Unrestricted Timber Subsidiary shall be excluded from the security interest granted by CatchMark Timber under this Section. Notwithstanding anything to the contrary set forth above, the rights to receive, and any interest in, all Proceeds of, or monies or other consideration received or receivable from or attributable to the Disposition of,

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any of the property subject to this Section 2.1 (to the extent a direct security interest in such property or Proceeds from the Disposition of such property shall not have already been granted) shall attach immediately and be subject to the security interest granted pursuant to Section 2.1.
SECTION 2.2    Security for Obligations. This Agreement secures the prompt payment in full in cash of all the Obligations, including all amounts payable by the Borrower and each other Loan Party under or in connection with the Credit Agreement, the Notes and each other Loan Document, each Rate Protection Agreement and each document and agreement relating to or on account of any Secured Bank Product, whether for principal, interest, costs, fees, expenses, indemnities or otherwise and whether now or hereafter existing (all of such obligations being the “Secured Obligations”); provided however, in each case, Excluded Swap Obligations of any Grantor shall in any event be excluded from “Secured Obligations” owing by such Grantor.
SECTION 2.3    Delivery of Collateral. Except as provided in Section 7.1.20 of the Credit Agreement, all Pledged Equity Interests issued by any Loan Party or Shell Subsidiary shall be evidenced by a physical certificate. All certificates and all other certificates or instruments representing or evidencing any Collateral shall be delivered to and held by or on behalf of the Administrative Agent pursuant hereto, shall be in suitable form for transfer by delivery and shall be accompanied by all necessary instruments of transfer or assignment, duly executed in blank.
SECTION 2.4    Voting Rights; Dividends, Distributions and Payments. (a) In the event that any dividend or distribution is to be paid on any Pledged Equity Interest at a time when an Event of Default has not occurred and is continuing, such dividend, distribution or payment may, subject to the terms of the Credit Agreement, be paid directly to each Grantor. In addition, prior to the occurrence of any Event of Default and receipt by the Borrower of a notice described in clause (b)(ii) of this Section, such Grantor may exercise its voting and other consensual rights with respect to the Pledged Equity Interests, provided that the same is exercised in a manner not inconsistent with the terms of this Agreement or any other Loan Document. Notwithstanding the foregoing, all distributions in the form of additional Equity Interests shall be paid and delivered to the Administrative Agent and held as additional Collateral hereunder.
(b)    Each Grantor agrees that if any Event of Default shall have occurred and be continuing:

(i)
such Grantor shall, promptly upon receipt thereof and without any request therefor by the Administrative Agent, deliver (properly endorsed where required hereby or requested by the Administrative Agent) to the Administrative Agent all dividends, distributions, interest, principal, other cash payments and Proceeds of the Collateral, all of which shall be held by the Administrative Agent as additional Collateral for use in accordance with Section 6.4; and

(ii)	after the Administrative Agent has notified the Borrower of the Administrative Agent’s intention to exercise its voting power under this clause:
(A)    the Administrative Agent may exercise (to the exclusion of such Grantor) the voting power and all other incidental rights of ownership with respect to any

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Pledged Equity Interests or other Equity Interests constituting Collateral, and such Grantor hereby grants the Administrative Agent an irrevocable proxy, exercisable under such circumstances, to vote the Pledged Equity Interests and such other Collateral; and
(B)    such Grantor shall promptly deliver to the Administrative Agent such additional proxies and other documents as may be necessary to allow the Administrative Agent to exercise such voting power.
(c)    All dividends, distributions, interest, principal, cash payments, and proceeds which may at any time and from time to time be held by any Grantor but which such Grantor is then obligated to deliver to the Administrative Agent shall, until delivery to the Administrative Agent, be held by each Grantor separate and apart from such Grantor’s other property in trust for the Administrative Agent.
SECTION 2.5    Continuing Security Interest. This Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until payment in full in cash of all Secured Obligations (on terms and pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent) and the irrevocable termination of all the Commitments, at which time the security interest granted herein shall terminate and all rights to the Collateral shall revert to the Grantors. In the event that any part of the Collateral is Disposed of in connection with a Disposition permitted under the Credit Agreement (other than a Disposition to a Grantor) the security interest granted herein shall terminate with respect to such Collateral and all rights therein shall revert to the applicable Grantor or Grantors. Upon any such termination, the Administrative Agent will, at each Grantor’s sole expense, deliver to such Grantor, without any representations, warranties or recourse of any kind whatsoever, all certificates and instruments representing or evidencing all Pledged Equity Interests, together with all other Collateral held by the Administrative Agent hereunder, and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination or release.
SECTION 2.6    Security Interest Absolute. All rights of the Administrative Agent and the security interests granted to the Administrative Agent hereunder, and all obligations of each Grantor hereunder, shall be absolute and unconditional, irrespective of:
(a)    any lack of validity, legality or enforceability of any Loan Document or any Rate Protection Agreement or any document or agreement relating to or on account of any Secured Bank Product;
(b)    the failure of any Lender Party:

(i)	to assert any claim or demand or to enforce any right or remedy against any Grantor, any other Loan Party or any other Person under the provisions of any Loan Document or otherwise; or

(ii)	to exercise any right or remedy against any other guarantor of, or collateral securing, any Secured Obligation of any Grantor or any other Loan Party;

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(c)    any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations or any other extension, compromise or renewal of any Secured Obligation, including any increase in the Secured Obligations resulting from the extension of additional credit to any Grantor or any other Loan Party or otherwise;
(d)    any reduction, limitation, impairment or termination of any Secured Obligation of any Grantor or of any other Loan Party for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and each Grantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Secured Obligation of any Grantor or of any other Loan Party or otherwise;
(e)    any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of any Loan Document or any Rate Protection Agreement or any document or agreement relating to or on account of any Secured Bank Product;
(f)    any addition, exchange, release, surrender or non-perfection of any collateral (including the Collateral), or any amendment to or waiver or release of or addition to or consent to departure from any guaranty, for any of the Secured Obligations; or
(g)    any other circumstances which might otherwise constitute a defense available to, or a legal or equitable discharge of, any Grantor, any other Loan Party, any surety or any guarantor or otherwise, including as a result of any proceeding of the nature referred to in Section 8.1.7 of the Credit Agreement.
SECTION 2.7    Grantors Remain Liable. Anything herein to the contrary notwithstanding:
(a)    each Grantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein, and shall perform all of such Grantor’s duties and obligations under such contracts and agreements to the same extent as if this Agreement had not been executed;
(b)    each Grantor will comply in all material respects with all Law relating to the ownership and operation of the Collateral, including all registration requirements under Law, and shall pay when due all taxes, fees and assessments imposed on or with respect to the Collateral, except to the extent the validity thereof is (A) being diligently contested in good faith by appropriate proceedings which (i) suspend the collection thereof and any Lien therefrom and (ii) for which adequate reserves in accordance with GAAP have been set aside by such Grantor, and (B) could not reasonably be expected to have, either individually or in the aggregate, a material liability to any Grantor;
(c)    the exercise by the Administrative Agent of any of its rights hereunder shall not release any Grantor from any of such Grantor’s duties or obligations under such Grantor’s Organizational Documents or any contract or agreement included in the Collateral; and

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(d)    neither the Administrative Agent nor any other Lender Party shall have any obligation or liability under any Organizational Document or any contracts or agreements included in the Collateral by reason of this Agreement, nor shall the Administrative Agent or any other Lender Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.
SECTION 2.8    Waiver of Subrogation. Each Grantor hereby irrevocably waives to the extent permitted by Law and until such time as the Secured Obligations shall have been paid in full in cash (on terms and pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent) and all the Commitments have irrevocably terminated, any claim or other rights which such Grantor may now or hereafter acquire against the Borrower or any other Loan Party that arises from the existence, payment, performance or enforcement of such Grantor’s obligations under this Agreement or any other Loan Document or otherwise, including any right of subrogation, reimbursement, exoneration or indemnification, and any right to participate in any claim or remedy of any Lender Party against the Borrower or any other Loan Party or any collateral which any Lender Party now has or hereafter acquires, whether or not such claim, remedy or right arises in equity or under contract or Law. If any amount shall be paid to any Grantor in violation of the preceding sentence, such amount shall be deemed to have been paid to such Grantor for the benefit of, and held in trust for, the Lender Parties, and shall forthwith be paid to the Administrative Agent to be credited and applied against the Secured Obligations, whether matured or unmatured. Each Grantor acknowledges that such Grantor will receive direct and indirect benefits for the financing arrangements contemplated by the Credit Agreement and that the waiver set forth in this Section is knowingly made in contemplation of such benefits.
ARTICLE III
REPRESENTATIONS AND WARRANTIES
Each Grantor represents and warrants unto each Lender and the Administrative Agent as set forth in this Article.
SECTION 3.1    Ownership, No Liens, etc. Such Grantor has pledged to the Administrative Agent, for its benefit and the benefit of each other Lender Party, all the Pledged Equity Interests that it is required to pledge pursuant to the Credit Agreement. Such Grantor is the legal and beneficial owner of, and has good and marketable title to (and has full corporate, partnership or limited liability company right and authority to pledge and assign) the Collateral, free and clear of all Liens, except for this security interest granted pursuant hereto in favor of the Administrative Agent for the benefit of the Lender Parties. All of the Pledge Equity Interests have been duly authorized, validly issued and are fully paid and non-assessable, and have not been issued or transferred in violation of any securities or other Law. Except as permitted by the Credit Agreement, there are no existing options, warrants, calls, purchase rights, commitments or obligations with respect to the Pledged Equity Interests.
SECTION 3.2    Valid Security Interest.
SECTION 3.2.1    The delivery of any certificated Pledged Equity Interests forming a part of the Collateral to the Administrative Agent is effective to create a valid, perfected, first priority

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security interest therein and all Proceeds thereof, securing the Secured Obligations, in favor of the Administrative Agent for the ratable benefit of the Lender Parties. No filing or other action will be necessary to perfect or protect such security interest in such certificated Pledged Equity Interests.
SECTION 3.2.2    Upon the filing of U.C.C. financing statements in the U.C.C. filing offices of each jurisdiction referred to in Item E of Schedule I attached to the Security Agreement that names each Grantor as “Debtor” and the Administrative Agent as “Secured Party” and adequately describes the Collateral, the security interest granted pursuant to this Agreement creates a valid, perfected, first priority security interest in the Collateral (including the uncertificated Pledged Equity Interests forming a part of the Collateral), together with all Proceeds thereof, securing the Secured Obligations, in favor of the Administrative Agent for the ratable benefit of the Lender Parties.
SECTION 3.3    Reserved.
SECTION 3.4    As to Pledged Equity Interests.
(a)    All of Pledged Equity Interests issued by any Loan Party or Shell Subsidiary are certificated. The Pledged Equity Interests constitute all of the issued and outstanding Equity Interests held by such Grantor in the applicable Securities Issuer.
(b)    Each Organizational Document of any Securities Issuer, true and complete copies of which have been furnished to the Administrative Agent, has been duly authorized, executed, and delivered by any Grantor party thereto, has not been amended or otherwise modified except as permitted by the Credit Agreement, is in full force and effect, and is binding upon and enforceable against any Grantor party thereto in accordance with its terms. There exists no material default (or other default that could reasonably be expected to impair the interests or rights of the Administrative Agent) under any such Organizational Document by any Grantor.
(c)    Each Organizational Document of any Securities Issuer who is a Loan Party or a Shell Subsidiary constituting a limited liability agreement, partnership agreement, limited liability partnership agreement or similar agreement provides that the Equity Interests of such Securities Issuer are “securities” governed by Article 8 of the U.C.C. and each such Organizational Document provides that the Equity Interests of such Securities Issuer are required to be in certificated form.
(d)    Subject to Section 7.1.20 of the Credit Agreement, each Organizational Document of any Securities Issuer who is a Permitted Joint Venture constituting a limited liability agreement, partnership agreement, limited liability partnership agreement or similar agreement provides either that (i) the Equity Interests of such Securities Issuer are “securities” governed by Article 8 of the U.C.C. and that the Equity Interests of such Securities Issuer are required to be in certificated form or (ii) the Equity Interests of such Securities Issuer are not “securities” governed by Article 8 of the U.C.C. and that the Equity Interests of such Securities Issuer shall be uncertificated.

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(e)    Such Grantor’s Equity Interests in each Securities Issuer is set forth in Schedule I attached hereto (as such Schedule may be amended or supplemented from time to time).
(f)    Such Grantor had and continues to have the power and legal capacity to execute and carry out the provisions of all Organizational Documents to which such Grantor is a party.
(g)    The state of organization of each Securities Issuer is as set forth in Schedule I attached hereto (as such Schedule may be amended or supplemented from time to time).
SECTION 3.5    Authorization, Approval, etc. No authorization, approval or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required either for (a) the pledge by such Grantor of any Collateral pursuant to this Agreement or for the execution, delivery and performance of this Agreement by such Grantor or (b) the exercise by the Administrative Agent of the voting or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement, except, with respect to the Pledged Equity Interests, (i) as may be required in connection with a disposition of such Pledged Equity Interests by Law affecting the offering and sale of securities generally or (ii) those authorizations, approvals or other action which have been duly obtained, taken, given or made and are in full force and effect.
SECTION 3.6    Due Execution, Validity, etc. Such Grantor has full corporate, partnership or limited liability company power and authority, and holds all requisite licenses, permits and other approvals of Governmental Authorities, to enter into and perform such Grantor’s obligations under this Agreement. The execution, delivery and performance by such Grantor of this Agreement does not contravene or result in a default under such Grantor’s Organizational Documents or contravene or result in a default under any contractual restriction, Lien or Law binding on such Grantor. This Agreement has been duly authorized by such Grantor, has been duly executed and delivered by or on behalf of such Grantor and constitutes the legal, valid and binding obligation of such Grantor enforceable in accordance with its terms, subject to the effect of any Debtor Relief Laws, and general principles of equity (regardless of whether considered in a proceeding in equity or at law).
ARTICLE IV
COVENANTS
SECTION 4.1    Protect Collateral; Further Assurances, etc. No Grantor will create or suffer to exist any Lien on the Collateral (except a Lien in favor of the Administrative Agent). Each Grantor will warrant and defend the right and title herein granted unto the Administrative Agent in and to the Collateral (and all right, title, and interest represented by the Collateral) against the claims and demands of all Persons (other than the Administrative Agent). Each Grantor agrees that at any time, and from time to time, at the expense of such Grantor, such Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Administrative Agent may reasonably request, in order to perfect, preserve and protect any security interest granted or purported to be granted hereby or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

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SECTION 4.2    Powers, etc. Each Grantor agrees that all Pledged Equity Interests delivered by such Grantor pursuant to this Agreement will be accompanied by duly executed undated blank powers, or other equivalent instruments of transfer reasonably acceptable to the Administrative Agent. Each Grantor will, from time to time upon the reasonable request of the Administrative Agent, promptly deliver to the Administrative Agent such powers, instruments, and similar documents, reasonably satisfactory in form and substance to the Administrative Agent, with respect to the Collateral and will, from time to time upon the request of the Administrative Agent during the continuance of any Event of Default, promptly transfer any Pledged Equity Interests or other Equity Interests constituting Collateral into the name of any nominee designated by the Administrative Agent.
SECTION 4.3    Continuous Pledge. Subject to Section 2.4, each Grantor will, at all times, keep pledged to the Administrative Agent pursuant hereto all Pledged Equity Interests constituting Collateral, all dividends and distributions with respect thereto and all other Collateral and other securities, instruments, proceeds, and rights from time to time received by or distributable to such Grantor in respect of any Collateral.
SECTION 4.4    Organizational Documents. (a) Each Grantor shall at such Grantor’s own expense:

(i)
perform and observe in all material respects all the terms and provisions of each Organizational Document relating to the Collateral to which such Grantor is a party and each other contract and agreement included in all the Collateral to be performed or observed by such Grantor, maintain such Organizational Document relating to the Collateral and each such other contract and agreement in full force and effect, in such Grantor’s reasonable business judgment, enforce such Organizational Document relating to the Collateral and each such other contract and agreement in accordance with its terms, and, upon the occurrence and during the continuance of any Event of Default, take all such action to such end as may from time to time be requested by the Administrative Agent; and

(ii)
from time to time (A) furnish to the Administrative Agent such information regarding the Collateral as the Administrative Agent may reasonably request, and (B) upon the occurrence and during the continuance of any Event of Default, upon the request of the Administrative Agent, make to any other party to such Organizational Document relating to the Collateral such requests for information and for action as such Grantor is entitled to make thereunder.

(b)    No Grantor shall consent to any amendment, supplement, waiver or other modification of any of the terms or provisions contained in, or applicable to, any Organizational Document except as permitted under the Credit Agreement.
(c)    In the event that any Organizational Document of any Securities Issuer constituting a limited liability agreement, partnership agreement, limited liability partnership agreement or similar agreement is modified (with or without the consent of any Grantor) with regards to whether the Equity Interests of such Securities Issuer are or are not “securities” governed

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by Article 8 of the U.C.C. or are or are not certificated, the Grantor will give immediate notice of the same to the Administrative Agent.
(d)    Subject to Section 7.1.20 of the Credit Agreement, in the event that any Pledged Equity Interests of any Securities Issuer are not “securities” governed by Article 8 of the U.C.C. and are uncertificated, the Grantor shall deliver to the Administrative Agent an acknowledgement from the Securities Issuer of the security interest of the Administrative Agent in such Pledged Equity Interests in form and content acceptable to the Administrative Agent.
SECTION 4.5    Additional Covenants. Each Grantor agrees that, until all the Secured Obligations have been paid in full in cash on terms and pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent and all Commitments shall have irrevocably terminated, it will comply with all the terms and provisions of the Credit Agreement, the other Loan Documents, Rate Protection Agreements and documents and agreements relating to or on account of any Secured Bank Product that are applicable to it.
ARTICLE V
THE ADMINISTRATIVE AGENT
SECTION 5.1    Administrative Agent Appointed Attorney-in-Fact. Each Grantor hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent thereof, with full power of substitution, as such Grantor’s true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in such Grantor’s own name, for the purpose of carrying out the terms of this Agreement, to take, upon the occurrence and during the continuance of any Event of Default, any and all actions and execute any and all documents and instruments that may, in the judgment of the Administrative Agent, be necessary or desirable to accomplish the purposes of this Agreement. Without limiting the generality of the foregoing, after the occurrence and during the continuance of any Event of Default, each Grantor hereby gives the Administrative Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following:
(a)    take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under or in respect of any Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Administrative Agent for the purpose of collecting any and all such moneys due under or in respect of any Collateral whenever payable;
(b)    pay or discharge taxes and Liens levied or placed on or threatened against the Collateral;
(c)    execute, in connection with any Disposition provided for in Section 6.1, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and
(d)    (i) direct any Person liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Administrative

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Agent or as the Administrative Agent shall direct; (ii) ask or demand for, collect, and receive payment of and give receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (iii) receive, collect, sign and indorse any drafts or other instruments, documents and chattel paper in connection with any of the Collateral; (iv) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (v) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (vi) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Administrative Agent may deem appropriate; and (vii) generally, Dispose of any of the Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and do, at the Administrative Agent’s option and such Grantor’s expense, at any time, or from time to time, all acts and things that the Administrative Agent deems necessary to protect, preserve or realize upon the Collateral and the Lender Parties’ security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.
Each Grantor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.
SECTION 5.2    Administrative Agent May Perform. If any Grantor fails to perform any agreement contained herein, the Administrative Agent may itself perform, or cause performance of, such agreement. The Administrative Agent may from time to time take any other action which the Administrative Agent deems necessary or appropriate, in the Administrative Agent’s reasonable opinion, for the maintenance, preservation or protection of any of the Collateral or of its security interests therein.
SECTION 5.3    Access and Examination. In order to give effect to the intent of this Agreement, the Administrative Agent may at all reasonable times have access to, examine, audit, make extracts from and inspect each Grantor’s records, files and books of account and the Collateral, and may discuss each Grantor’s affairs with such Grantor’s officers and management. Each Grantor will deliver to the Administrative Agent promptly following its request therefor any instrument necessary for the Administrative Agent to obtain records from any service bureau maintaining records for such Grantor. The Administrative Agent may, at expense of the Grantors, use each Grantor’s personnel, supplies and premises as may be reasonably necessary for maintaining or enforcing the security interest granted hereunder.
SECTION 5.4    Administrative Agent Has No Duty. The powers conferred on the Administrative Agent hereunder are solely to protect its interest (on behalf of the Lender Parties) in the Collateral and shall not impose any duty on it to exercise any such powers. The Administrative Agent’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the U.C.C. or otherwise, shall be to deal with it in the same manner as the Administrative Agent deals with similar property for its own account. Neither the Administrative Agent nor any of its officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so, nor shall any such Person be under any obligation to Dispose of any Collateral upon the request of any Grantor

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or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof (including (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Equity Interests, whether or not the Administrative Agent has or is deemed to have knowledge of such matters, and (b) the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral). Neither the Administrative Agent nor any of its officers, directors, employees or agents shall be responsible to any Grantor for any loss, damage, depreciation or other diminution in the value of any of the Collateral, except in respect of any damages attributable solely to any such Person’s gross negligence or willful misconduct as determined in a final non-appealable judgment of a court of competent jurisdiction.
ARTICLE VI
REMEDIES
SECTION 6.1    Remedies. If any Event of Default shall have occurred and be continuing the Administrative Agent may:
(a)    exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it (including as provided in Section 5.1 and clause (b) of Section 2.4), all the rights and remedies of a secured party on default under the U.C.C. and also may, without demand of performance or other demand, presentment, obtaining a final judgment, protest, advertisement or notice of any kind (except any notice required by Law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), Dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing) in one or more parcels at public or private sale, at any of the Administrative Agent’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Administrative Agent may deem commercially reasonable. Each Grantor agrees that, to the extent notice of sale shall be required by Law, at least 10 days’ prior notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Administrative Agent until the sale price is paid by the purchase or purchasers thereof, but the Administrative Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by Law, private) sale made pursuant to this Section, any Lender Party may bid for or purchase, free (to the extent permitted by Law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by Law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Lender Party from any Grantor as a credit against the purchase price, and such Lender Party may upon compliance with the terms

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of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor;
(b)    exercise any and all rights and remedies of each Grantor under or in connection with the Collateral, including the right to sue upon or otherwise collect, extend the time for payment of, modify or amend the terms of, compromise or settle for cash, credit, or otherwise upon any terms, grant other indulgences, extensions, renewals, compositions, or releases, and take or omit to take any other action with respect to the Collateral, any security therefor, any agreement relating thereto, any insurance applicable thereto, or any Person liable directly or indirectly in connection with any of the foregoing, without discharging or otherwise affecting the liability of any Grantor for the Obligations or under this Agreement, any other Loan Document, any Rate Protection Agreements or any documents or agreements relating to or on account of any Secured Bank Product and the Assigned Agreements or otherwise in respect of the Collateral, including any and all rights of such Grantor to demand or otherwise require payment of any amount under, or performance of any provision of, any Collateral;
(c)    enforce compliance with, and take any and all actions with respect to any Organizational Document to the fullest extent as though the Administrative Agent were the absolute owner of the Pledged Equity Interests and other Collateral, including the right to receive all distributions and other payments that are made pursuant to any Organizational Document; and
(d)    obtain the appointment of a receiver to take possession of the Collateral and, at the option of the Administrative Agent, a receiver may be empowered (i) to collect, receive and enforce all dividends and distributions and other payments, (ii) to collect all other amounts owed by any Grantor in respect of all Collateral as and when due to such Grantor, (iii) to otherwise collect, sell or otherwise Dispose of the Collateral, (iv) to exercise all rights in and under the Pledged Equity Interests, (v) to turn over all net proceeds to the Administrative Agent and (vi) to exercise all other rights of the Administrative Agent as provided in this Agreement. Each Grantor irrevocably and unconditionally agrees that a receiver may be appointed by a court to take the actions listed above without regard to the adequacy of the security for the Secured Obligations and the actions of the receiver may be taken in the name of the receiver, any Grantor or the Administrative Agent.
SECTION 6.2    Securities Laws. If the Administrative Agent shall determine to exercise its right to Dispose of all or any of the Collateral pursuant to Section 6.1, each Grantor agrees that, upon request of the Administrative Agent, such Grantor will, at its own expense:
(a)    execute and deliver, and cause each issuer of the Collateral contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Administrative Agent, advisable to register such Collateral under the provisions of the Securities Act of 1933, as from time to time amended (the “Securities Act”), and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by Law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of the Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;

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(b)    use its best efforts to qualify the Collateral under the state securities or “Blue Sky” Laws and to obtain all necessary governmental approvals for the sale of the Collateral, as requested by the Administrative Agent;
(c)    cause each such issuer to make available to its security holders, as soon as practicable, an earnings statement that will satisfy the provisions of Section 11(a) of the Securities Act; and
(d)    do or cause to be done all such other acts and things as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with Law.
Each Grantor further acknowledges the impossibility of ascertaining the amount of damages that would be suffered by the Administrative Agent or the Lenders by reason of the failure by such Grantor to perform any of the covenants contained in this Section and, consequently, to the extent permitted under Law, agrees that, if such Grantor shall fail to perform any of such covenants, it shall pay, as liquidated damages and not as a penalty, an amount equal to the value (as determined by the Administrative Agent) of the Collateral on the date the Administrative Agent shall demand compliance with this Section.
SECTION 6.3    Compliance with Restrictions. Each Grantor agrees that in any sale of any of the Collateral whenever an Event of Default shall have occurred and be continuing, the Administrative Agent is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of Law (including compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any Governmental Authority or official, and each Grantor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Administrative Agent be liable nor accountable to any Grantor for any discount allowed by reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.
SECTION 6.4    Application of Proceeds. All cash proceeds received by the Administrative Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral shall be applied (after payment of any amounts payable to the Administrative Agent pursuant to Section 11.3 of the Credit Agreement and Section 6.5) in whole or in part by the Administrative Agent for the ratable benefit of the Lender Parties against all or any part of the Secured Obligations in accordance with Section 8.7 of the Credit Agreement. Any surplus of such cash or cash proceeds held by the Administrative Agent and remaining after payment in full in cash of all the Secured Obligations (on terms and pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent), and the irrevocable termination of all the Commitments, shall be paid over to the applicable Grantor or to whomsoever may be lawfully entitled to receive such surplus.

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SECTION 6.5    Indemnity and Expenses. Subject to Section 9.1(b) of the Credit Agreement, each Grantor agrees to jointly and severally indemnify and hold harmless the Administrative Agent and its directors, officers, employees, agents, Affiliates and their Related Parties from and against any and all claims, losses and liabilities arising out of or resulting from this Agreement (including enforcement of this Agreement), except claims, losses or liabilities resulting from any such Person’s gross negligence or willful misconduct as determined by a final non-appealable judgment of a court of competent jurisdiction. Each Grantor will promptly following demand pay to the Administrative Agent the amount of (a) any and all reasonable fees and out-of-pocket expenses (including, without limitation, the reasonable fees and out-of-pocket expenses of legal counsel to the Administrative Agent and accountants, appraisers, investment bankers, environmental advisors, management consultants and other consultants, if any, who may be retained by the Administrative Agent) which the Administrative Agent actually incurs in connection with the administration of this Agreement or the custody of any of the Collateral and (b) any and all fees and out-of-pocket expenses (including, without limitation, the fees and out-of-pocket expenses of legal counsel to the Administrative Agent and accountants, appraisers, investment bankers, environmental advisors, management consultants and other consultants, if any, who may be retained by the Administrative Agent) which the Administrative Agent actually incurs in connection with the (i) preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (ii) the exercise or enforcement of any of the rights of the Administrative Agent or the other Lender Parties hereunder or (iii) the failure by any Grantor to perform or observe any of the provisions hereof.
ARTICLE VII
MISCELLANEOUS PROVISIONS
SECTION 7.1    Loan Document. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Section 1.3 and Article XI thereof.
SECTION 7.2    Amendments, etc.; Additional Grantors; Successors and Assigns.
(a)    No amendment to or waiver of any provision of this Agreement nor consent to any departure by any Grantor herefrom, shall be effective unless the same shall be in writing executed and delivered in accordance with Section 11.1 of the Credit Agreement, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which it is given; provided that, the Grantors may amend or supplement Schedule I attached hereto from time to time as necessary to the extent such amendment or supplement is acceptable to the Administrative Agent in its sole discretion. For the avoidance of doubt, no such amendment or supplement of such Schedules shall be deemed to waive any Default or Event of Default.
(b)    Upon the execution and delivery by any Person of a pledge agreement supplement in substantially the form of Exhibit A hereto or a Joinder Agreement (each a “Pledge Agreement Supplement”), (i) such Person shall be referred to as an “Additional Grantor” and shall be and become a Grantor, and each reference in this Agreement to “Grantor” shall also mean and

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refer to such Additional Grantor and (ii) the disclosure schedule attached to each Pledge Agreement Supplement shall be acceptable to the Administrative Agent in its sole discretion and shall be incorporated into and become a part of and supplement Schedule I attached hereto, as appropriate, and the Administrative Agent may attach such supplemental disclosure schedules to such Schedules, and each reference to such Schedules shall refer to such Schedules as amended or supplemented by such supplemental disclosure schedules.
(c)    This Agreement shall be binding upon each Grantor and its successors, transferees and assignees, and shall inure to the benefit of and be enforceable by the Administrative Agent and each other Lender Party and their respective successors and assigns; provided, however, that no Grantor may assign such Grantor’s obligations hereunder without the prior written consent of the Administrative Agent. Without limiting the generality of the foregoing, any Lender may assign or otherwise transfer (in whole or in part) any Loans or Commitments held by it to any other Person, and such other Person shall thereupon become vested with all the rights and benefits in respect thereof granted to such Lender under any Loan Document (including this Agreement) or otherwise, subject, however, to the provisions of Section 11.11 of the Credit Agreement.
SECTION 7.3    Addresses for Notices. All notices and other communications provided for hereunder shall be made as provided in, and subject to the terms of, Section 11.2 of the Credit Agreement. All notices to each Grantor shall be sent care of the Borrower at its address set forth in the Credit Agreement and all notices to the Administrative Agent shall be sent as provided in the Credit Agreement.
SECTION 7.4    Section Captions. Section captions used in this Agreement are for convenience of reference only, and shall not affect the construction of this Agreement.
SECTION 7.5    Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.
SECTION 7.6    Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.
SECTION 7.7    Waivers. Each Grantor hereby waives any right, to the extent permitted by Law, to receive prior notice of a judicial or other hearing with respect to any action or prejudgment remedy or proceeding by the Administrative Agent to take possession, exercise control over or Dispose of any item of Collateral, where such action is permitted under the terms of this Agreement, any other Loan Document, any Rate Protection Agreement, or any document or agreement relating to or on account of any Secured Bank Product or by Law, or of the time, place or terms of sale in connection with the exercise of the Administrative Agent’s rights hereunder. Each Grantor waives, to the extent permitted by Law, any bonds, security or sureties required by the Administrative Agent with respect to any of the Collateral. Without limiting the foregoing, each Grantor agrees that it will not invoke, claim or assert any benefit of Law, or take or attempt to take

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any action that could reasonably be expected to have the effect of delaying, impeding or preventing the Administrative Agent from exercising any of its rights or remedies with respect to the Collateral as herein provided.
SECTION 7.8    Governing Law, Entire Agreement, etc. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. WITHOUT LIMITING SECTION 7.14, THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.
SECTION 7.9    Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY LENDER PARTY OR GRANTOR SHALL BE BROUGHT AND MAINTAINED IN THE FEDERAL AND STATE COURTS LOCATED IN THE BOROUGH OF MANHATTAN OF THE STATE OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH GRANTOR AND LENDER PARTY HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. EACH GRANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. EACH GRANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH SUCH GRANTOR MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY GRANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO SUCH GRANTOR OR SUCH GRANTOR’S PROPERTY, SUCH GRANTOR, TO THE FULLEST EXTENT PERMITTED

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BY LAW, HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF SUCH GRANTOR’S OBLIGATIONS UNDER THIS AGREEMENT.
SECTION 7.10    Waiver of Jury Trial, etc. EACH LENDER PARTY AND GRANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS SUCH GRANTOR MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY LENDER PARTY OR ANY GRANTOR. EACH GRANTOR ACKNOWLEDGES AND AGREES THAT SUCH GRANTOR HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE ADMINISTRATIVE AGENT ENTERING INTO THIS AGREEMENT.
SECTION 7.11    Waiver of Certain Claims. TO THE EXTENT PERMITTED BY LAW, NO GRANTOR SHALL ASSERT, AND HEREBY WAIVES, ANY CLAIM AGAINST EACH LENDER PARTY ON ANY THEORY OF LIABILITY FOR SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES (AS OPPOSED TO DIRECT OR ACTUAL DAMAGES) ARISING OUT OF, IN CONNECTION WITH, OR AS A RESULT OF, THIS AGREEMENT OR ANY INSTRUMENT CONTEMPLATED HEREBY.
SECTION 7.12    No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.
SECTION 7.13    Farm Credit Equities. For the avoidance of doubt, pursuant to Section 7.1.16(c) of the Credit Agreement, each Farm Credit Lender’s Percentage of the Loans and other Secured Obligations due to such Farm Credit Lender shall be secured by a statutory first Lien on such Farm Credit Lender’s Farm Credit Equities, but such Farm Credit Equities shall not constitute security for the Secured Obligations due to any Lender Party other than such Farm Credit Lender.
SECTION 7.14    Effectiveness of Amendment and Restatement; No Novation. The amendment and restatement of the Original Pledge Agreement pursuant to this Agreement shall be effective on the date hereof. All obligations and rights of the Grantors and the Administrative Agent arising out of or relating to the period commencing on the date hereof shall be governed by the terms and provisions of this Agreement; the obligations and rights of the Grantors and the Administrative Agent during the period prior to the date hereof shall continue to be governed by the Original Pledge Agreement without giving effect to the amendment and restatement provided for herein. This Agreement shall not constitute a novation or termination of the Grantors’ obligations under the Original Pledge Agreement or any document, note or agreement executed or delivered in connection therewith, but shall constitute an amendment and restatement of the obligations and

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covenants of the Grantors under such documents, notes and agreements, and the Grantors hereby reaffirm all such obligations and covenants, as amended and restated hereby.
This Agreement does not discharge or release the Administrative Agent’s Liens pursuant to the Original Pledge Agreement or the priority of any mortgage, pledge, security agreement or any other security therefor. Nothing expressed or implied in this Agreement shall be construed as a release or other discharge of any Grantor from any of its obligations or liabilities as “Grantor” under the Original Pledge Agreement. It is the intent of the parties that the security interests and Liens granted in the Collateral under and pursuant to the Original Pledge Agreement shall continue in full force and effect. Each Grantor hereby agrees to execute and deliver all agreements, documents and instruments and to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary or desirable, as determined by the Administrative Agent in the Administrative Agent’s reasonable discretion, to ensure that the Administrative Agent’s Liens pursuant to the Original Pledge Agreement continue to secure the Secured Obligations under this Agreement and under the other Loan Documents.

IN WITNESS WHEREOF, each Grantor has caused this Agreement to be duly executed and delivered as of the day and year first above written.

CATCHMARK TIMBER OPERATING PARTNERSHIP, L.P.

By: CATCHMARK TIMBER TRUST, INC., as General Partner

By: __________________________
Name: Brian M. Davis
Title: Senior Vice President and
Chief Financial Officer

TIMBERLANDS II, LLC

By: CATCHMARK TIMBER OPERATING PARTNERSHIP, L.P., as Manager

By: CATCHMARK TIMBER TRUST, INC., as General Partner

By: __________________________
Name: Brian M. Davis
Title: Senior Vice President and
Chief Financial Officer

CATCHMARK TIMBER TRS, INC.

By:	___________________________________
Name: Brian M. Davis
Title: Senior Vice President and
Chief Financial Officer

[Signatures continue on following page]

CATCHMARK TRS HARVESTING OPERATIONS, LLC

By:	FOREST RESOURCE CONSULTANTS, INC., as Manager

By:
Name: David T. Foil
Title: President

CATCHMARK HBU, LLC

By: CATCHMARK TIMBER OPERATING PARTNERSHIP, L.P., as Manager

By: CATCHMARK TIMBER TRUST, INC., as General Partner

By: __________________________
Name: Brian M. Davis
Title: Senior Vice President and
Chief Financial Officer

CATCHMARK TEXAS TIMBERLANDS, L.P.

By: CATCHMARK TEXAS TIMBERLANDS GP, LLC, as General Partner

By: TIMBERLANDS II, LLC, as Member

By: CATCHMARK TIMBER OPERATING PARTNERSHIP, L.P., as Manager

By: CATCHMARK TIMBER TRUST, INC., as General Partner

By: __________________________
Name: Brian M. Davis
Title: Senior Vice President and
Chief Financial Officer
[Signatures continue on following page]
CATCHMARK TEXAS TIMBERLANDS GP, LLC

By: TIMBERLANDS II, LLC, as Member

By: CATCHMARK TIMBER OPERATING PARTNERSHIP, L.P., as Manager

By: CATCHMARK TIMBER TRUST, INC., as General Partner

By: __________________________
Name: Brian M. Davis
Title: Senior Vice President and
Chief Financial Officer

CATCHMARK TRS MANAGEMENT, LLC

By:    CATCHMARK TIMBER TRS, INC., as sole Member

By:_________________________________
     Name: Brian M. Davis
     Title: Senior Vice President and
Chief Financial Officer

[Signatures continue on following page]

CATCHMARK TRS HARVESTING OPERATIONS II, LLC

By: AMERICAN FOREST MANAGEMENT, INC.,
as Manager

By:
Name: Andrew Ferguson
Title: President/CEO

CATCHMARK SOUTHERN HOLDINGS II GP, LLC

By: TIMBERLANDS II, LLC, as sole Member

By: CATCHMARK TIMBER OPERATING              PARTNERSHIP, L.P., as Manager

By: CATCHMARK TIMBER TRUST, INC.,         as General Partner

By: _______________________________
     Name: Brian M. Davis
     Title: Senior Vice President and
Chief Financial Officer

[Signatures continue on following page]

CATCHMARK SOUTHERN TIMBERLANDS II, L.P.

By: CATCHMARK SOUTHERN HOLDINGS II GP, LLC, as General Partner

By: TIMBERLANDS II, LLC,
as sole Member

By: CATCHMARK TIMBER OPERATING                 PARTNERSHIP, L.P., as Manager

By: CATCHMARK TIMBER TRUST,
INC., as General Partner

By: _____________________________
          Name: Brian M. Davis
         Title: Senior Vice President and
                 Chief Financial Officer

CATCHMARK SOUTH CAROLINA TIMBERLANDS, LLC

By: TIMBERLANDS II, LLC,
as sole Member

By: CATCHMARK TIMBER OPERATING                  PARTNERSHIP, L.P., as Manager

By: CATCHMARK TIMBER TRUST,
INC., as General Partner

By: __________________________
              Name: Brian M. Davis
              Title: Senior Vice President and
                 Chief Financial Officer

[Signatures continue on following page]

CATCHMARK TRS INVESTMENTS, LLC

By:	CATCHMARK TIMBER TRS, INC., as sole Member

By: ___________________________________
     Name: Brian M. Davis
     Title: Senior Vice President and
Chief Financial Officer
CATCHMARK TIMBER TRUST, INC.

By:____________________________________
Name: Brian M. Davis
Title: Senior Vice President and
Chief Financial Officer

CATCHMARK LP HOLDER, LLC

By: CATCHMARK TIMBER TRUST, INC., as sole Member

By: __________________________
Name: Brian M. Davis
Title: Senior Vice President and
Chief Financial Officer

[Signatures continue on following page]

ACKNOWLEDGED AND ACCEPTED:
COBANK, ACB,
as Administrative Agent
By:___________________________
Name: Zachary Carpenter
Title: Vice President

SCHEDULE I to Pledge Agreement
Item A. Pledged Shares
Grantor	Securities Issuer	Authorized Shares	Outstanding Shares	% of Shares Pledged	Certificate No.
CatchMark Timber Operating Partnership, L.P.	CatchMark Timber TRS, Inc.	1,000	100	100%	3

Item B. Pledged Membership Interests
Grantor	Securities Issuer	State of Organization of Securities Issuer	No. of Membership Interests	Membership Interests % of Interests Pledged	Certificate No.
CatchMark Timber Operating Partnership, L.P.	Timberlands II, LLC	Delaware	1,000	100%	4
CatchMark Timber TRS, Inc.	CatchMark TRS Harvesting Operations, LLC	Delaware	1,000	100%	2
CatchMark Timber TRS, Inc.	CatchMark HBU, LLC	Delaware	1,000	100%	4
Timberlands II, LLC	CatchMark Texas Timberlands GP, LLC	Delaware	N/A	100%	1
Timberlands II, LLC	CatchMark Southern Holdings II GP, LLC	Delaware	N/A	100%	1
Timberlands II, LLC	CatchMark South Carolina Timberlands, LLC	Delaware	N/A	100%	1
CatchMark Timber TRS, Inc.	CatchMark TRS Harvesting Operations II, LLC	Delaware	1,000	100%	1
CatchMark Timber TRS, Inc.	CatchMark TRS Management, LLC	Delaware	1,000	100%	1
CatchMark Timber TRS, Inc.	CatchMark TRS Investments, LLC	Delaware	1,000	100%	1
CatchMark TRS Management, LLC	Dawsonville Bluffs, LLC	Delaware	N/A	0.005%	N/A
CatchMark TRS Investments, LLC	Dawsonville Bluffs, LLC	Delaware	N/A	49.995%	N/A
CatchMark Timber Trust, Inc.	CatchMark LP Holder, LLC	Delaware	N/A	100%	1

Item C. Pledged Partnership Interests
Grantor	Securities Issuer	State of Organization of Securities Issuer	Type of Pledged Partnership Interests	Partnership % of Pledged Partnership Interests	Certificate No.
CatchMark Texas Timberlands, GP, LLC	CatchMark Texas Timberlands, L.P.	Texas	General	1%	1
Timberlands II, LLC	CatchMark Texas Timberlands, L.P.	Texas	Limited	99%	2
CatchMark Southern Holdings II GP, LLC	CatchMark Southern Timberlands II, L.P.	Delaware	GP	1%	1
Timberlands II, LLC	CatchMark Southern Timberlands II, L.P.	Delaware	LP	99%	2
CatchMark Timber Trust, Inc.	CatchMark Timber Operating Partnership, L.P.	Delaware	General	99.99%	1

CatchMark LP Holder, LLC	CatchMark Timber Operating Partnership, L.P.	Delaware	Limited	.01%	2

EXHIBIT A
to Pledge Agreement

FORM OF PLEDGE AGREEMENT SUPPLEMENT
[Date]
CoBank, ACB,
as Administrative Agent
6340 S. Fiddlers Green Circle
Greenwood Village, Colorado 80111
Attention: Credit Information Services

CATCHMARK TIMBER OPERATING PARTNERSHIP, L.P.
Ladies and Gentlemen:
Reference is made to the Fourth Amended and Restated Pledge Agreement, dated as of December 1, 2017 (as amended, supplemented, restated or otherwise modified from time to time, the “Pledge Agreement”), made by CatchMark Timber Operating Partnership, L.P., a Delaware limited partnership (“Borrower”), Timberlands II, LLC, a Delaware limited liability company (“Timberlands II”), CatchMark Timber TRS, Inc., a Delaware corporation (“CatchMark TRS”), CatchMark TRS Harvesting Operations, LLC, a Delaware limited liability company (“CatchMark TRS Subsidiary”), CatchMark HBU, LLC, a Delaware limited liability company (“CatchMark HBU”), CatchMark Texas Timberlands GP, LLC (“CatchMark Texas GP”), a Texas limited liability company, CatchMark Texas Timberlands, L.P. (“CatchMark Texas LP”), a Texas limited liability company, CatchMark South Carolina Timberlands, LLC, a South Carolina limited liability company (“CatchMark SC”), CatchMark Southern Holdings II GP, LLC, a Delaware limited liability company (“CatchMark Southern Holdings”), CatchMark Southern Timberlands II, L.P., a Delaware limited partnership (“CatchMark Southern Timberlands”), CatchMark TRS Harvesting Operations II, LLC, a Delaware limited liability company (“CatchMark TRS Subsidiary II”), CatchMark TRS Investments, LLC, a Delaware limited liability company (“CatchMark TRS Member”), CatchMark TRS Management, LLC, a Delaware limited liability company (“CatchMark TRS Manager”), CatchMark Timber Trust, Inc., a Maryland corporation (“CatchMark Timber”), CatchMark LP Holder, LLC, a Delaware limited liability company (“LP Holder”), and each other Person (such capitalized term and all other capitalized terms not otherwise defined herein to have the meanings provided for in Article I of the Pledge Agreement) that may from time to time become a party thereto (the Borrower, Timberlands II, CatchMark TRS, CatchMark TRS Subsidiary, CatchMark HBU, CatchMark Texas GP, CatchMark Texas LP, CatchMark SC, CatchMark Southern Holdings, CatchMark Southern Timberlands, CatchMark TRS Subsidiary II, CatchMark TRS Member, CatchMark TRS Manager, CatchMark Timber, LP Holder, and such other Persons that become Additional Grantors are collectively referred to as the “Grantors” and individually as a “Grantor”), in favor of CoBank, ACB, as administrative agent (in such capacity, the “Administrative Agent”) for itself and each other Lender Party.
The undersigned hereby agrees, as of the date first above written, to become a Grantor under the Pledge Agreement as if the undersigned were an original party thereto and agrees that each reference in the Pledge Agreement to a “Grantor” shall also mean and refer to the undersigned.
The undersigned hereby collaterally assigns, mortgages and pledges to the Administrative Agent for its benefit and the ratable benefit of the Lender Parties, and hereby grants to the Administrative Agent for its benefit and the ratable benefit of the Lender Parties, as collateral for the Secured Obligations, a pledge and assignment of, and a security interest in, all of the right, title and interest of the undersigned in and to the undersigned’s Collateral, whether the undersigned now has or hereafter acquires ownership or other rights therein, subject to all of the terms and provisions of the Pledge Agreement, as if such Collateral of the undersigned had been subject to the Pledge Agreement on the date of its original execution.
The undersigned has attached hereto a supplement to Schedule I to the Pledge Agreement, and the undersigned hereby certifies that such supplement is accurate and complete as of the date first above written.
The undersigned hereby makes each representation and warranty set forth in Article III of the Pledge Agreement as to itself and as to the undersigned’s Collateral to the same extent as each other Grantor, and hereby agrees to be bound as a Grantor by all of the terms and provisions of the Pledge Agreement to the same extent as all the other Grantors.
This letter shall be governed by and construed in accordance with the terms and provisions of the Pledge Agreement, including governing law provisions thereof.
Very truly yours,
[NAME OF ADDITIONAL GRANTOR]
By:___________________________
Name:
Title:

ACKNOWLEDGED AND ACCEPTED:
COBANK, ACB,
as Administrative Agent
By:___________________________
Name:
Title:

39769786.7